EXHIBIT 32.1

                              ADZONE RESEARCH, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AdZone Research, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Cardona, Chief Executive Officer, Principal Accounting Officer and Director of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to AdZone Research, Inc. and will be retained by AdZone Research, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 14, 2005

                             /s/ Charles Cardona
                             --------------------------------
                             Name: Charles Cardona
                             Title: Chief Executive Officer
                             and Principal Accounting Officer